SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement [X] Definitive Proxy Statement [_] Definitive additional materials [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12	[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Titan Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Titan Pharmaceuticals, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard Suite 505 South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held August 15, 2002

To the Stockholders of Titan Pharmaceuticals, Inc.

     Notice is hereby given that the Annual Meeting of the Stockholders of Titan Pharmaceuticals, Inc. (the “Company”) will be held on August 15, 2002 at 9:00 a.m. local time at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. The meeting is called for the following purpose:

1.	To elect a board of nine directors;

2.	To approve and ratify the Company’s 2002 Stock Option Plan;

3.	To approve the appointment of Ernst & Young LLP as the independent auditors of the Company; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on July 5, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the ten-day period preceding the meeting.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors, Louis R. Bucalo, M.D. Chairman, President and Chief Executive Officer

Dated: July 15, 2002

TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard Suite 505 South San Francisco, California 94080

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) for the Annual Meeting of Stockholders to be held at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 15, 2002, at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

     The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is July 15, 2002.

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

     Only holders of shares of common stock, $.001 par value per share (the “Shares”) of record at the close of business on July 5, 2002 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 27,642,085 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Shares so represented is necessary to elect the nominees for election as directors and the affirmative vote of a majority of the Shares so represented, excluding broker non-votes, is necessary to approve and ratify the 2002 Stock Option Plan and the appointment of Ernst & Young LLP, independent certified public accountants, as the independent auditors of the Company. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote “against” the matter even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of July 5, 2002, certain information concerning the beneficial ownership of the Shares by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Shares; (ii) each director and each nominee for director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group, and their percentage ownership and voting power.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Shares Beneficially Owned
Louis R. Bucalo, M.D.	1,635,320	(3)	5.9%
Ernst-Gunter Afting, M.D., Ph.D.	65,750	(4)	*
Richard C. Allen, Ph.D.	442,739	(5)	1.6%
Victor J. Bauer, Ph.D.	146,600	(6)	*
Sunil Bhonsle	706,964	(7)	2.6%
Eurelio M. Cavalier	42,500	(8)	*
Robert E. Farrell, J.D.	211,987	(9)	*
Michael K. Hsu	80,167	(10)	*
Hubert Huckel, M.D.	139,900	(11)	*
M. David MacFarlane, Ph.D.	0		*
Ley S. Smith	45,000	(12)	*
Frank H. Valone, M.D.	0		*
Konrad M. Weis, Ph.D.	101,324	(13)	*
Franklin Resources, Inc.
777 Mariners Island Blvd.
6th Floor
San Mateo, CA 94404	2,187,500	(14)	7.9%
All executive officers and directors as a group (13 persons)	3,618,251		13.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of common stock of the Company subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(3)	Includes 1,335,089 shares issuable upon exercise of outstanding options.

(4)	Includes 34,250 shares issuable upon exercise of outstanding options.

(5)	Includes 437,974 shares issuable upon exercise of outstanding options.

(6)	Includes 132,956 shares issuable upon exercise of outstanding options.

(7)	Includes (i) 529,070 shares issuable upon exercise of outstanding options and (ii) 100,000 shares owned by the Bhonsle Family Trust which were sold pursuant to a variable forward sale on June 4, 2001, of which Mr. Bhonsle retains voting power.

(8)	Includes 42,500 shares issuable upon exercise of outstanding options.

(9)	Includes 164,207 shares issuable upon exercise of outstanding options.

(10)	Includes 27,500 shares issuable upon exercise of outstanding options.

(11)	Includes (i) 50,500 shares issuable upon exercise of outstanding options, (ii) 49,900 shares held by a family partnership for which Dr. Huckel serves as general partner, and (iii) 3,000 shares held by his wife.

(12)	Includes 35,000 shares issuable upon exercise of outstanding options.

(13)	Includes 70,867 shares issuable upon exercise of outstanding options.

(14)	The given information is derived from a Schedule 13G filed by Franklin Resources, Inc. on February 14, 2002.

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EXECUTIVE OFFICERS

     The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or employments during the last five years.

Name	Age	Office
Louis R. Bucalo, M.D.	43	Chairman, President and Chief Executive Officer
Sunil Bhonsle	52	Executive Vice President and Chief Operating Officer
Richard C. Allen, Ph.D.	59	Executive Vice President, Cell Therapy
Robert E. Farrell, J.D.	52	Executive Vice President and Chief Financial Officer
Frank H. Valone, M.D.	53	Executive Vice President, Clinical Development and Regulatory Affairs

     Louis R. Bucalo, M.D. is a founder of the Company and has served as the President and Chief Executive Officer since January 1993. Dr. Bucalo has served as a director of Titan since March 1993 and was elected Chairman of the Board of Directors in January 2000. From July 1990 to April 1992, Dr. Bucalo was Associate Director of Clinical Research at Genentech, Inc., a biotechnology company. Dr. Bucalo holds an M.D. from Stanford University and a B.A. in biochemistry from Harvard University.

     Sunil Bhonsle has served as the Executive Vice President and Chief Operating Officer since September 1995. Mr. Bhonsle served in various positions, including Vice President and General Manager-Plasma Supply and Manager-Inventory and Technical Planning, at Bayer Corporation from July 1975 until April 1995. Mr. Bhonsle holds an M.B.A. from the University of California at Berkeley and a B.Tech. in chemical engineering from the Indian Institute of Technology.

     Richard C. Allen, Ph.D. has served as the Executive Vice President, Cell Therapy, since August 1995. From January 1995 until it was merged into the Company in March 1999, he also served as President and Chief Executive Officer of Theracell, Inc. From June 1991 until December 1994, Dr. Allen was Vice President and General Manager of the Neuroscience Strategic Business Unit of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Allen holds a Ph.D. in medicinal chemistry and a B.S. in pharmacy from the Medical College of Virginia.

     Robert E. Farrell, J.D. has served as the Executive Vice President and Chief Financial Officer since September 1996. Mr. Farrell was employed by Fresenius USA, Inc. from 1991 until August 1996 where he served in various capacities, including Vice President Administration, Chief Financial Officer and General Counsel. His last position was Corporate Group Vice President. Mr. Farrell holds a B.A. from the University of Notre Dame and a J.D. from Hastings College of Law, University of California.

     Frank H. Valone, M.D. has served as the Executive Vice President of Clinical Development and Regulatory Affairs since March 2002. From 1994 to 2002, Dr. Valone was the Chief Medical Officer at Dendreon Corporation, Seattle, WA. From 1991 to 1996, Dr. Valone held various positions at the Dartmouth- Hitchcock Medical Center and Norris Cotton Cancer Center including Professor of Medicine. From 1982 to 1991, Dr. Valone held faculty positions at the University of California, San Francisco, including Associate Professor of Medicine. Dr. Valone received a B.A. from Hamilton College and an M.D. from Harvard Medical School. His post-doctoral training was at the Brigham and Womens Hospital in Internal Medicine, Allergy and Rheumatology and at the Dana-Farber Cancer Center in Medical Oncology.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     At the meeting, nine directors will be elected by the Stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the nine persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

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     The following sets forth the names and ages of the nine nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

Name	Age	Director Since
Louis R. Bucalo, M.D. (1)	43	March 1993
Ernst-Günter Afting, M.D., Ph.D. (2)(3)	59	May 1996
Victor J. Bauer, Ph.D.	67	November 1997
Eurelio M. Cavalier (1)	69	September 1998
Michael K. Hsu (2)	53	March 1993
Hubert E. Huckel, M.D. (1)(2)(3)	71	October 1995
M. David MacFarlane, Ph.D.	61	May 2002
Ley S. Smith (1)	68	July 2000
Konrad M. Weis, Ph.D. (1)(3)	73	March 1993

(1)	Member of Executive Committee

(2)	Member of Audit Committee

(3)	Member of Compensation Committee

     Louis R. Bucalo, M.D., see biographical information set forth above under “Executive Officers.”

     Ernst-Günter Afting, M.D., Ph.D., has served on the Board of Directors since May 1996. He has served as the President of the GSF-National Center for Environment and Health, a government research center in Germany, since 1995. From 1984 until 1995, Dr. Afting was employed in various capacities by the Hoechst Group, serving as Divisional Head of the Pharmaceuticals Division of the Hoechst Group from 1991 to 1993 and as President and Chief Executive Officer of Roussel Uclaf (a majority stockholder of Hoechst AG) in Paris from 1993 until 1995. He currently serves on the Board of Directors of Sequenom, Inc.

     Victor J. Bauer, Ph.D., has served on the Board of Directors since November 1997. He joined Titan in February 1997 and currently serves as our Executive Director of Corporate Development. From April 1996 until its merger into Titan, Dr. Bauer also served as a director and Chairman of Theracell. From December 1992 until February 1997, Dr. Bauer was a self-employed consultant to companies in the pharmaceutical and biotechnology industries. Prior to that time, Dr. Bauer was with Hoechst-Roussel Pharmaceuticals Inc., where he served as President from 1988 through 1992.

     Eurelio M. Cavalier has served on the Board of Directors since September 1998. He was employed in various capacities by Eli Lilly & Co. from 1958 until his retirement in 1994, serving as Vice President Sales from 1976 to 1982 and Group Vice President U.S. Pharmaceutical Business Unit from 1982 to 1993. Mr. Cavalier currently serves as Chairman of the Board of Problem Solving Concepts, Inc.

     Michael K. Hsu has served on the Board of Directors since March 1993. He is currently a General Partner of EndPoint Merchant Group, a merchant bank specializing in making investments into the healthcare and life science industries. Mr. Hsu served as Director – Corporate Finance of National Securities Corp. from November 1995 through April 1998, and from November 1994 through October 1995 served with Coleman & Company Securities in the same capacity. Mr. Hsu previously held various executive positions with Steinberg and Lyman Health Care Company, Ventana Venture Growth Fund and Asian Pacific Venture Group (Thailand).

     Hubert E. Huckel, M.D., has served on the Board of Directors since October 1995. He served in various positions with The Hoechst Group from 1964 until his retirement in December 1992. At the time of his retirement, Dr. Huckel was Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc., Chairman and President of Hoechst-Roussel Agri-Vet Company and a member of the Executive Committee of Hoechst Celanese Corporation. He currently serves on the Board of Directors of Thermogenesis, Corp. and Amarin Pharmaceuticals, plc and is a member of their compensation committees.

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     M. David MacFarlane, Ph.D., has served on the Board of Directors since May 2002. From 1989 until his retirement in August 1999, Dr. MacFarlane served as Vice President and Responsible Head of Regulatory Affairs of Genentech, Inc. Prior to joining Genentech, Inc., he served in various positions with Glaxo Inc., last as Vice President of Regulatory Affairs.

     Ley S. Smith has served on the Board of Directors since July 2000. He served in various positions with The Upjohn Company and Pharmacia & Upjohn from 1958 until his retirement in November 1997. From 1991 to 1993 he served as Vice Chairman of the Board of The Upjohn Company, and from 1993 to 1995 he was President and Chief Operating Officer of The Upjohn Company. At the time of his retirement, Mr. Smith was Executive Vice President of Pharmacia & Upjohn, and President of Pharmacia & Upjohn’s U.S. Pharma Product Center. He currently serves on the Board of Directors of BioStar, Inc., MDS, Inc., Crescendo Pharmaceuticals, Illuminis and is a member of the Regional Board of National City Corp.

     Konrad M. Weis, Ph.D., has served on the Board of Directors since March 1993. He is the former President, Chief Executive Officer and Honorary Chairman of Bayer Corporation. Dr. Weis serves as a director of PNC Equity Management Company, Michael Baker Corporation, Visible Genetics, Inc. and Demegen, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Director Compensation

     Directors are entitled to receive options pursuant to our Amended 1998 Stock Option Plan and, if Proposal No. 2 is approved at the Annual Meeting, pursuant to our 2002 Stock Option Plan. During 2001, each director serving on a committee of the Board received an annual option grant to purchase 5,000 shares of our common stock at an exercise price of $11.50 per committee membership. Additionally, in August 2001, certain of the Board members received options in connection with a company-wide supplemental option grant pursuant to which all holders of options with exercise prices in excess of $15.00 received additional options. The supplemental options have an exercise price of $11.63 per share and are exercisable as to one-third on the first anniversary of the grant date and thereafter in 24 equal monthly installments. As a result, an aggregate of 215,250 supplemental options were granted. Upon being elected director in May 2002, Dr. M. David MacFarlane received an option grant to purchase 10,000 shares of our common stock at an exercise price of $5.77. In addition to having their out-of-pocket expenses reimbursed, non-employee directors received $2,000 for each Board of Directors meeting attended in 2001. Directors are not precluded from serving us in any other capacity and receiving compensation therefore.

     We are a party to a consulting agreement with Dr. Ernst-Günter Afting pursuant to which he receives fees of $7,000 annually.

Board Committees

     The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee.

     The Executive Committee exercises all the power and authority of the Board of Directors in the management of the Company between Board meetings, to the extent permitted by law. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees and administers our stock option plans. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.

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     The Board of Directors met four times during the last fiscal year and also took action by unanimous written consent. The Executive Committee took action by unanimous written consent, the Compensation Committee met one time and also took action by unanimous written consent, and the Audit Committee met two times and also took action by unanimous written consent. Each of our current directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served.

Audit Committee Report

     The Audit Committee operates pursuant to its adopted charter. Members of the Audit Committee are independent, within the meaning of Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements.

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial reporting process including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States, and expressing an opinion on those financial statements based on their audit. It is not the duty or responsibility of the committee to conduct auditing or accounting reviews or procedures.

     The Audit Committee is not, and does not wish to represent itself to be or to serve as, accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, in fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 with management and the independent auditors, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No.1.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company’s independent auditors.

Michael K. Hsu, Audit Committee Chair
Ernst-Gunter Afting, Audit Committee Member
Hubert E. Huckel, Audit Committee Member

July 5, 2002

     The material in the above Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

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EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2001 (collectively, the named executive officers) for services during the fiscal years ended December 31, 2001, 2000 and 1999:

Summary Compensation Table

Name and Principal Position	Year	Salary Annual Compensation	Bonus
Louis R. Bucalo, M.D.	2001	$320,252	$67,005
President and Chief Executive Officer	2000	$261,891	—
	1999	$222,013	—

Sunil Bhonsle	2001	$246,366	$41,280
Executive Vice President and	2000	$202,842	—
Chief Operating Officer	1999	$180,100	—

Richard C. Allen, Ph.D.	2001	$217,766	$36,120
Executive Vice President,	2000	$202,842	—
Cell Therapy	1999	$180,475	—

Robert E. Farrell, J.D.	2001	$207,773	$19,865
Executive Vice President and	2000	$195,211	—
Chief Financial Officer	1999	$173,425	—

Jan D. Wallace, M.D.(1)	2001	$217,651	$36,250
Executive Vice President,	2000	$232,929	—
Clinical Development and Regulatory Affairs

(1)	Dr. Wallace ceased to be an officer on August 15, 2001.

Option Grants in Last Fiscal Year

     The following table contains information concerning the stock option grants made to the named executive officers during the fiscal year ended December 31, 2001. No stock appreciation rights were granted to these individuals during such year.

	Individual Grant
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Terms
					5%	10%
Louis R. Bucalo	72,000	6.44%	$22.98	01/08/2011	$1,040,544	$2,636,943
Louis R. Bucalo	69,000	6.17%	$11.63	08/09/2011	$ 496,802	$1,266,403
Louis R. Bucalo	5,000	0.45%	$11.50	08/10/2011	$ 36,161	$ 91,640
Sunil Bhonsle	42,000	3.75%	$22.98	01/08/2011	$ 606,984	$1,538,212
Sunil Bhonsle	31,500	2.82%	$11.63	08/09/2011	$ 226,801	$ 578,140
Richard C. Allen	36,000	3.22%	$22.98	01/08/2011	$ 520,272	$1,318,471
Richard C. Allen	27,000	2.41%	$11.63	08/09/2011	$ 194,401	$ 495,549
Robert E. Farrell	30,000	2.68%	$22.98	01/08/2011	$ 433,560	$1,098,726
Robert E. Farrell	22,500	2.01%	$11.63	08/09/2011	$ 162,000	$ 412,987
Jan D. Wallace	30,000	2.68%	$22.98	01/08/2011	$ 433,560	$1,098,726

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Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 2001 with respect to the named executive officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the- Money Options at FY-End (1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis R. Bucalo	—	—	1,149,617	243,557	$3,275,760	$0.00
Sunil Bhonsle	160,894	$2,980,883	437,432	110,473	$1,060,465	$0.00
Richard C. Allen	75,000	$1,901,250	362,850	86,834	$1,452,551	$0.00
Robert E. Farrell	48,976	$1,065,614	59,583	58,917	$0.00	$0.00

(1)	Based on the fair market value of our common stock at year-end, $9.81 per share, less the exercise price payable for such shares.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

     We are a party to an employment agreement with Dr. Bucalo expiring in February 2004 which provides for a base annual salary of $210,000, subject to annual increases of 5% and bonuses of up to 25% at the discretion of the Board of Directors. In the event of the termination of the agreement with Dr. Bucalo, other than for reasons specified therein, Titan is obligated to make severance payments equal to his base annual salary for the greater of the balance of the term of the agreement or 18 months.

     Employment agreements with each of Dr. Allen, Mr. Bhonsle and Mr. Farrell provide for a base annual salary of $185,000 subject to automatic annual increases based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. An employment agreement with Dr. Valone provides for a base annual salary of $275,000 subject to automatic annual increases based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. In the event the employee’s employment is terminated other than for good cause (as defined), Titan is obligated to make severance payments equal to the base annual salary for six months. All of the agreements contain confidentiality provisions.

Equity Compensation Plan Information

     The following table sets forth aggregate information regarding Titan’s equity compensation plans in effect as of December 31, 2001:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders	2,966,653	$13.52	640,096
Equity compensation plans not approved by security holders (1) (2)	1,161,430	$12.37	651,570

Total	4,128,083	$13.20	1,291,666

(1)	In August 2001, we adopted the 2001 Employee Non-Qualified Stock Option Plan, pursuant to which 1,000,000 shares of common stock were reserved and authorized for issuance for option grants to employees and consultants who are not executive officers or directors of Titan.

(2)	In November 1999 and in connection with the warrant call, we granted 813,000 non-qualified stock options outside of our stock option plans to our executive officers, at an exercise price of $12.69, vesting equally over 36 months from the date of grant.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with, except that Dr. Victor J. Bauer and Dr. Hubert E. Huckel each reported an exercise of stock options after the deadline for filing had passed.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining experienced executive officers. The Compensation Committee’s informal executive compensation philosophy (which applies generally to all executive officers of the Company, including the President and Chief Executive Officer) considers a number of factors, which may include:

•	providing levels of compensation competitive with companies in comparable industries which are at a similar stage of development and in the Company’s geographic area;

•	integrating the compensation of the executive officers of the Company with the achievement of performance goals;

•	rewarding above average corporate performance; and

•	recognizing and providing incentive for individual initiative and achievement.

     The executive officers receive base salaries pursuant to the terms of their employment agreements with the Company. See “Executive Compensation — Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” During fiscal 2001, the annual option grants to the Company’s executive officers reflected the Company’s recognition of the milestones the executive officers assisted the Company in achieving during the year.

     The Compensation Committee also endorses the position that equity ownership by the executive officers of the Company is beneficial in aligning their interests with those of our stockholders, especially in the enhancement of stockholder value by providing the executive officers with longer-term incentives. Bonus awards are determined based on a range of measures and internal targets set before the start of each fiscal year and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies. The Compensation Committee considers the Company’s performance under these measures and uses its subjective judgment and discretion in approving individual compensation.

     The Compensation Committee has implemented its policy on longer-term compensation to executive officers, including the chief executive officer, generally by granting to an executive officer upon joining the Company stock options with vesting over a period of 48 months commencing from the date of grant but requiring at least 12 months of employment for any option to vest. During fiscal 1997, the Compensation Committee made a determination to implement an annual option grant program to executive officers to be based upon the findings in the Radford Associates-Biotechnology Compensation Survey, 1997. During fiscal 1998, the first annual option grants based on the results of such survey were made.

Hubert E. Huckel, M.D. Ernst-Günter Afting, M.D., Ph.D. Konrad M. Weis, Ph.D.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 2001, the members of the Company’s Compensation Committee were Drs. Huckel, Afting and Weis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 2001, Titan loaned Mr. Robert E. Farrell, Executive Vice President and Chief Financial Officer, approximately $373,000 to finance certain federal and state income tax liabilities incurred by Mr. Farrell in connection with his exercise of stock options. The loan, originally due in February 2002, bears an interest rate at prime and has been extended to August 2002.

     In December 2001, we entered into agreements with certain of our officers and directors pursuant to which those officers and directors rescinded stock options that were previously granted and exercised. Mr. Robert E. Farrell rescinded 63,294 options that he exercised on a cashless basis. As a result, Mr. Farrell returned 27,515 shares of Titan’s common stock to the Company. Mr. Eurelio M. Cavalier, a director, rescinded 20,000 previously exercised options. He returned 20,000 shares of Titan’s common stock and received $61,580 in return of the exercise price. Dr. Hubert E. Huckel, a director, rescinded 5,000 previously exercised options. Dr. Huckel returned 5,000 shares of Titan’s common stock and received $45,315 in return of the exercise price. All of the above options which were reinstated as a result of the rescissions were immediately cancelled.

STOCK PRICE PERFORMANCE PRESENTATION

     The following chart compares the cumulative total stockholder return on the Company’s Shares with the cumulative total stockholder return of (i) the Amex Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

*	Assumes $100 invested on January 18, 1996 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1997, 1998, 1999, 2000 and 2001. The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

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PROPOSAL NO. 2

APPROVAL AND RATIFICATION OF THE COMPANY’S 2002 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to approve and ratify the Company’s 2002 Stock Option Plan (the 2002 Plan), a copy of which is attached hereto as Exhibit A. The 2002 Plan was adopted by the unanimous written consent of the Board of Directors dated July 5, 2002. The Board of Directors recommends that the stockholders approve the 2002 Plan. The affirmative vote of persons holding at least a majority of the Shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to approve and ratify the 2002 Plan.

Summary of the Plan

     Under the 2002 Plan, options to purchase up to 2,000,000 Shares are authorized for issuance to employees, officers and directors of, and consultants or advisers to, the Company and any subsidiary corporations. In addition, the 2002 Plan will assume the options which remain available for grant under the Company’s prior stock options plans. Options granted under the 2002 Plan may be either incentive stock options (incentive options) within the meaning of Section 422 of the Code and/or options that do not qualify as incentive options (nonqualified options), however, only employees of the Company and any subsidiary corporations are eligible to receive incentive options. The 2002 Plan, which expires on July 5, 2012, is administered by a committee of not less than two outside members of the Board of Directors (the Committee). The purposes of the 2002 Plan are to attract and retain key employees, directors, consultants and advisors who are expected to contribute to the Company’s future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Committee in granting options pursuant to the 2002 Plan, will be consistent with these purposes.

     Incentive options granted under the 2002 Plan are exercisable for a period fixed by the Committee, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the Shares on the date of the grant, except that the term of an incentive option granted under the 2002 Plan to a stockholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the Shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Nonqualified options granted under the 2002 Plan are exercisable for a period fixed by the Committee, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the Shares on the date of the grant.

     Options granted under the 2002 Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within three months of the date of termination of the employment relationship or directorship, unless such individual is terminated for cause, in which case the option shall terminate immediately and no longer be exercisable. However, nonqualified options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within two years of the date of termination of the employment relationship while incentive options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within one year of the date of termination of the employment relationship. In the case of the retirement of an optionee, nonqualified options are exercisable prior to the date which is the earlier of two years following the date of retirement or the expiration date of the option and incentive options are exercisable prior to the earlier of the date which is three months following the date of retirement or the expiration of the option. With respect to options granted to individuals who are not employees of the Company, the Committee shall determine the consequences, if any, of the termination of the optionee’s relationship with the Company. Payment of the exercise price of an option may be made by cash, by surrender of Shares having a fair market value equal to the exercise price, or by any other means that the Committee determines.

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     An optionee may be granted more than one option under the 2002 Plan. The Committee will, in its discretion, determine (subject to the terms of the 2002 Plan) who will be granted options, the time or times at which options shall be granted, and the number of Shares subject to each option, whether the options are incentive options or nonqualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the 2002 Plan. No options may be granted under the 2002 Plan after July 5, 2012.

Federal Income Tax Consequences

     The Company has been advised as follows regarding the federal income tax consequences with respect to the grant of the award and the grant and exercise of options and the payment in stock of the exercise price of options under the 2002 Plan.

     Optionees will not be taxed upon the grant of an option. At the time of exercise of an option other than an incentive option, the optionee generally will realize ordinary income equal to the excess of the fair market value of the Shares over the exercise price, the Company will be entitled to a deduction in the same amount (provided applicable reporting requirements are met), and the Shares so acquired will have a basis to the optionee equal to their fair market value. Upon the sale of any Shares so acquired, any gain or loss will result in a capital gain or loss measured by the difference between the optionee’s basis and the amount realized on such sale, provided the Shares are a capital asset in the hands of the holder.

     At the time of exercise of an incentive option, the optionee will realize no income and the Company will not be entitled to any deduction. However, the optionee generally will have an item of adjustment, for purposes of calculating alternative minimum taxable income, equal to the excess of the fair market value of the Shares at such time over the exercise price. Upon the sale of Shares acquired pursuant to the exercise of an incentive option, any gain or loss will result in a capital gain or capital loss (measured by the difference between the amount realized on such sale and the exercise price), provided the Shares sold are a capital asset in the hands of the holder. However, if at the time of sale or other disposition of such Shares, the optionee has held the Shares for less than one year, or less than two years have elapsed since the grant of the incentive option (a premature disposition), a portion (or all) of any gain will be taxed at ordinary income rates at the time of the disposition in an amount equal to the excess of the fair market value of the Shares on the date of exercise (or, if less, the amount realized upon disposition) over the exercise price, and the Company will be entitled to a deduction in the same amount.

     If an optionee uses previously acquired Shares to pay the exercise price of an option, the optionee will not ordinarily recognize any taxable income to the extent that the number of new Shares received upon exercise of the option does not exceed the number of previously acquired Shares so used. In non-recognition treatment applies to the payment for option Shares with previously acquired Shares, the tax basis of the option Shares received without recognition of taxable income is the same as the basis of the Shares surrendered as payment. If a greater number of Shares is received upon exercise than the number of Shares surrendered in payment of the options price, if an incentive option is being exercised, such excess Shares will have a zero basis in the hands of the optionee; if a non-qualified option is being exercised, the optionee will be required to include in gross income (and the Company will be entitled to deduct) an amount equal to the fair market value of the additional Shares on the date the non-qualified option is exercised less any cash paid for the Shares, and the excess Shares will have a basis equal to the fair market value of such Shares on the exercise date.

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     Moreover, if Shares previously acquired by exercise of an incentive option are transferred in connection with the exercise of an incentive option, and if, at the time of such transfer, the Shares so transferred have not been held for the holding period required in order to receive favorable treatment under the rules governing incentive options, such transfer will be treated as a premature disposition. Accordingly, with respect to the Shares so transferred, an optionee will recognize ordinary income under the rules governing a premature disposition discussed earlier. Nonetheless, the Shares acquired upon exercise can still qualify for incentive option treatment, if all of the other incentive option requirements are fulfilled.

New Plan Benefits

     The Company has committed to make the following stock option grants under the 2002 Plan: 20,000 options to Dr. Louis R. Bucalo, Chairman, President and Chief Executive Officer, 68,036 options to Mr. Robert E. Farrell, Executive Vice President and Chief Financial Officer, and 170,000 options to the Company’s non-executive group of directors.

     The 2002 Plan may be amended or terminated by the Board at any time, provided that no amendment requiring stockholder approval by law or by the rules of the American Stock Exchange or any other market in which Shares are traded may be made without stockholder approval, and further, that there shall be no amendment to the terms of any options under the 2002 Plan which would result in the repricing of an option, the cancellation of an option and substitution with an option with a lower exercise price or any similar amendment without stockholder approval. Also, no amendment or termination may materially adversely affect any outstanding option without the written consent of the optionee. The foregoing summary of the 2002 Plan is qualified in its entirety by the specific language of the 2002 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE 2002 STOCK OPTION PLAN.

PROPOSAL NO. 3

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Ernst & Young LLP was the independent public accountant for Titan for its fiscal year ended December 31, 2001.

     A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

     If the selection of Ernst & Young LLP is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

Audit Fees

     The fees billed by Ernst & Young LLP for professional services rendered for the audit of Titan’s annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in Titan’s Quarterly Reports on Form 10-Q for the fiscal year totaled approximately $109,806.

Audit Related Fees

     The aggregate fees billed by Ernst & Young LLP for other audit related services rendered to Titan for the fiscal year ended December 31, 2001 totaled approximately $3,200.

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Financial Information Systems Design and Implementation Fees

     Ernst & Young did not perform any financial information systems design and implementation services for Titan for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed by Ernst & Young for other services rendered to Titan for the fiscal year ended December 31, 2001 totaled approximately $78,186. These services were primarily tax compliance and accounting advisory in nature.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS TITAN’S INDEPENDENT AUDITORS FOR 2002.

GENERAL

     Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     Titan will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to Stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mail, officers and regular employees of Titan may solicit proxies without additional compensation, by telephone or telegraph. We do not expect to pay any compensation for the solicitation of proxies.

     Titan will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2002 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Sunil Bhonsle, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

STOCKHOLDER PROPOSALS

     The Annual Meeting of Stockholders for the fiscal year ending December 31, 2002 is expected to be held in August 2003. All proposals intended to be presented at our next Annual Meeting of Stockholders must be received at our executive office no later than March 18, 2003, for inclusion in the Proxy Statement and form of proxy related to that meeting.

By Order of the Board of Directors, Louis R. Bucalo, M.D. Chairman, President and Chief Executive Officer

Dated: July 15, 2002

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EXHIBIT A

TITAN PHARMACEUTICALS, INC.

2002 STOCK OPTION PLAN

1.	Purpose. Titan Pharmaceuticals, Inc., a Delaware corporation (“Titan”), desires to attract and retain the best available talent and to encourage the highest level of performance. The Titan Pharmaceuticals, Inc. 2002 Stock Option Plan (the “Plan”) is intended to contribute significantly to the attainment of these objectives by affording eligible employees and independent contractors of Titan and its Affiliates (as defined in Section 23) (collectively, with Titan, the “Company”) the opportunity to acquire a proprietary interest in Titan through the grant of stock options (“Options”) to purchase shares of common stock, $.001 par value per share, of Titan (the “Common Stock”).

2.	Administration.

(a)	The Plan shall be administered by a committee (the “Committee”) of not fewer than two members of the board of directors of Titan (the “Board”) who shall be appointed by and serve at the pleasure of the Board. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to Option grants to officers and directors, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and, to the extent necessary to exclude Options granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations promulgated thereunder. A majority of the Committee shall constitute a quorum.

(b)	The Committee shall have and may exercise all of the powers of the Board under the Plan, other than the power to appoint a director to Committee membership. The Committee shall have plenary authority in its discretion, subject to and consistent with the express provisions of the Plan, to direct the grants of options; to determine the numbers of shares of Common Stock covered by each option or award, the purchase price of the Common Stock covered by each option, the individuals to whom (“Optionees”) and the time or times at which Options shall be granted or may be exercised; to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving options or awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; to determine the terms and provisions of, and to cause the Company to enter into, agreements with Optionees in connection with Option grants under the Plan (“Option Agreements”), which Option Agreements may vary from one another, as the Committee shall deem appropriate; to amend any Option Agreement from time to time with the consent of the Optionee; and to make all other determinations the Committee may deem necessary or advisable for the administration of the Plan. Every action, decision, interpretation or determination made by the Committee or the Board with respect to the application or administration of the Plan shall be conclusive and binding upon the Company and any person having or claiming any interest pursuant to any Option granted under the Plan.

(c)	Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member’s own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. The Board and the Committee shall be entitled to rely, in the performance of its functions with respect to the Plan, upon information and advice furnished by Titan’s officers, Titan’s accountants, Titan’s legal counsel and any other party the Board and Committee deems necessary. No member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

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(d)	Each Option under the Plan shall be deemed to have been granted when the determination of the Committee with respect to such Option is made. Once an option has been granted, all conditions and requirements of the Plan with respect to such Option shall be deemed conditions on exercise, not grant.

3.	Type of Options. Options granted under the Plan may be either incentive stock options (“ISOs”) intended to meet the requirements of Code Section 422 or nonqualified stock options (“NSOs”) which are not intended to meet such Code requirements.

4.	Eligible Persons. Subject in the case of ISOs to Section 16(a), Options may be granted to employees, officers and directors of, and consultants and advisors to, the Company. In determining the persons to whom awards shall be made and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and other factors deemed relevant by the Committee in connection with accomplishing the purposes of the Plan.

5.	Share Limitations under the Plan.

(a)	Subject to adjustment as provided in Section 15 and the provisions of this Section 5, a maximum of two million (2,000,000) shares of Common Stock shall be reserved for issuance pursuant to the exercise of Options granted under the Plan. This amount shall be increased by the residual shares remaining in all Predecessor Plans, regardless of whether those shares (i) were available for transfer to this Plan upon the Effective Date, or (ii) subsequently become available (e.g., by reason of forfeiture of a grant). It is intended that no new grants shall be made under the Predecessor Plans. If an Option is forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan. If an Option is exercised in whole or in part by an Optionee tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of its Option to satisfy the Optionee’s tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 5(a).

(b)	Titan may grant options under the Plan in substitution for options held by employees of another corporation who become employees of Titan or an Affiliate as the result of a merger or consolidation of the employing corporation with Titan or an Affiliate, or as a result of the acquisition by Titan or an Affiliate of property or stock of the employing corporation. Substitute options be granted on such terms as the Committee considers appropriate in the circumstances. Substitute options shall be in addition to the limit set forth in Section 5(a).

(c)	The maximum aggregate number of shares of Common Stock for which Options may be granted to any one individual within one fiscal year of Titan shall be five hundred thousand (500,000).

(d)	The aggregate numbers set forth in this Section 5 shall be subject to adjustment as provided in Section 15.

6.	Term of Options. The term of each Option shall be fixed by the Committee and specified in the applicable Option Agreement, but in no event shall it be more than ten years from the date of grant, subject to earlier termination as provided in Section 8. Subject in the case of ISOs to Section 16, the term of an Option may be extended from time to time by the Committee, provided that no extension shall extend the term beyond ten years from the date of grant.

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7.	Vesting. The Committee shall determine the vesting schedule applicable to a particular Option grant and specify the vesting schedule in the applicable Option Agreement. Notwithstanding the foregoing the Committee may accelerate the vesting of an Option at any time.

8.	Termination of Relationship to the Company.

(a)	With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Optionee’s termination of employment for Cause (as defined in Section 23); (ii) subject in the case of ISOs to Section 16, the Option shall terminate two years following the Optionee’s termination of employment by reason of death or Disability (as defined in Section 23); (iii) subject in the case of ISOs to Section 16, the Option shall terminate two years after Retirement (as defined in Section 23); (iv) the Option shall terminate three months after the Optionee’s termination of employment for any other reason; and (v) vesting of an Option will terminate in all cases immediately upon termination of employment. In no event shall an Option remain exercisable beyond the expiration date specified in the applicable Option Agreement. An Option Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

(b)	With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Option Agreement the consequences, if any, of the termination of the Optionee’s relationship with the Company.

9.	Option Price. Subject in the case of ISOs to Section 16, the exercise price per share of Common Stock covered by an Option shall be established by the Committee; provided, however, that (a) the exercise price per share for any Option shall not be less than one-hundred-percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and (b) no ISO granted to a 10% Shareholder (as defined in Section 16) shall have a purchase price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an ISO or NSO) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provision of Section 424 (a) of the Code.

10.	Exercise of Options.

(a)	An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable. An Option may not be exercised with respect to a fractional share. An Optionee (or other person who, pursuant to Section 13, may exercise the Option) shall exercise the Option by delivering to Titan at the address provided in the Option Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the option exercise is being made, and satisfy the requirements of paragraph (b) of this Section 10. Upon receipt by Titan of any notice of exercise, the exercise of the Option as set forth in that notice shall be irrevocable.

(b)	Upon exercise of an Option, the Optionee shall pay to Titan the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. An Optionee may pay the Option exercise price by tendering or causing to be tendered to Titan cash, by delivery or deemed delivery of shares of Common Stock owned by the Optionee for at least six months preceding the date of exercise of the Option (or such shorter or longer period as the Committee may approve or require from time to time) having a Fair Market Value equal to the exercise price or other property permitted by law and acceptable to the Board or Committee, or by any other means which the Board or Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

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(c)	An Optionee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Option has been exercised, promptly pay or cause to be paid the amount determined by the Company as necessary to satisfy all applicable tax withholding requirements. An Optionee may satisfy his or her tax withholding requirement in any manner satisfactory to the Company.

(d)	The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

11.	Option Agreement. The terms and conditions of each Option shall be set forth in an Option Agreement in the form approved by the Committee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, and (iv) that the Option is subject to the terms and provisions of the Plan. Option Agreements may differ from one another.

12.	No Stockholder Rights. No Optionee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

13.	Nontransferability.

(a)	Except as provided in paragraph (b), Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In the event of any attempt by an Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Titan may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

(b)	Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, an Optionee may transfer a NSO, by gift or a domestic relations order, to a Family Member of the Optionee (as defined in Section 23). If a NSO is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Optionee. Thus, for example, if after a transfer the Optionee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 8 hereof. Conversely, if after a transfer the transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 8 hereof.

14.	Compliance with Law; Registration of Shares.

(a)	The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of Company’s counsel, may be required or appropriate.

(b)	Notwithstanding any other provision of the Plan or Option Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

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i.	Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

ii.	Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange or quotation system which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

     The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Option Agreement with respect to any particular Option grant, the Company shall be under no obligation to register or qualify any shares subject to an Option under any federal or state securities law or on any exchange.

15.	Adjustments upon Changes in Capitalization.

(a)	In the event that Titan or the division, subsidiary or other Affiliate for which an Optionee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) the Option shall be assumed, or a substantially equivalent Option shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Optionee, provide that the Option shall terminate immediately prior to the consummation of the transaction unless exercised by the Optionee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Optionee equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to the Option (to the extent such Option is then exercisable) exceeds (B) the aggregate exercise price for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate.

(b)	In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Committee shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the purchase price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Options and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(c)	Any and all adjustments or actions taken by the Board pursuant to this Section 15 shall be conclusive and binding for all purposes.

16.	ISO Provisions.

(a)	Employment Requirement; Termination of Employment, Death or Disability. ISOs may only be awarded to employees of Titan or a corporation which, with respect to Titan, is a “parent corporation” or “subsidiary corporation” within the meaning of Code Sections 424(e) and (f). No ISO may be exercised unless, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

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i.	an ISO may be exercised within the period of three months after the date the Optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement), provided, that the Option Agreement may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

ii.	if the Optionee dies while in the employ of the Company, or within three months after the Optionee ceases to be such an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan; and

iii.	if while in the employ of the Company the Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto, the ISO may be exercised within the period of one year after the date the Optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement) provided, that the Option Agreement may designate a longer exercise period and that the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan.

     For all purposes of the Plan and any Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

(b)	10% Shareholders. In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Titan or of a parent or subsidiary corporation of Titan (a ”10% Shareholder”), (i) the Option exercise price of any ISO granted to such person shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

(c)	$100,000 Limit. The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

(d)	Options Which Do Not Satisfy ISO Requirements. To the extent that any Option which is issued under the Plan exceeds the limit set forth in paragraph (c) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

17.	No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person’s employment or other relationship with the Company at any time.

18.	Amendment; Early Termination. Subject to Section 22, the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall materially adversely affect the rights of an Optionee in any Option previously granted under the Plan without the Optionee’s written consent.

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19.	Effective Date. The Plan shall be effective as of the date of its adoption by the Board (the “Effective Date”), subject to the approval thereof by the stockholders of Titan entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Options granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect.

20.	Termination of Plan. Unless terminated earlier by the Board in accordance with Section 18 above, the Plan shall terminate on, and no further Options may be granted after, the tenth anniversary of the Effective Date.

21.	Severability. In the event that any one or more provisions of the Plan or an Option Agreement, or any action taken pursuant to the Plan or an Option Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Option Agreement, but in such particular jurisdiction and instance the Plan and/or Option Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

22.	Cancellation and New Grant of Options, Etc. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options; provided, however, that the Committee shall not take any of the actions described in (i) or (ii) hereof without receiving the approval of Titan’s stockholders. The provisions of this Section 22 may not be altered or amended without stockholder approval.

23.	Definitions.

(a)	Affiliate. The term “Affiliate” means any entity, whether or not incorporated, that directly or through one or more intermediaries is controlled by Titan.

(b)	Cause. The term “Cause” when used herein in conjunction with termination of employment (or other service relationship) means (i) if the Optionee is a party to an employment or similar agreement with the Company which defines “cause” (or a similar term), the meaning set forth in such agreement (other than death or disability), or (ii) otherwise, termination by the Company of the employment (or other service relationship) of the Optionee by reason of the Optionee’s (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of the Company’s Stock Option Plan, the Optionee’s Option Agreement or any other written agreement between the Optionee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

(c)	Disability. Except as otherwise specified in the applicable Option Agreement or in the Optionee’s Employment Agreement with the Company, the Optionee shall be deemed to have a “Disability” if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as reasonably determined by the Board in good faith and in its discretion.

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(d)	Fair Market Value. As used herein, the term “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the lower of (i) the average of the Closing Prices (as defined below) for the five (5) trading days immediately preceding the date of grant or (ii) the Closing Price on the date of grant. Closing Price for purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the relevant date for which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such date, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the relevant date for which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(e)	Family Member of the Optionee. As used herein, “Family Member of the Optionee” means the Optionee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50% of the voting interests.

(f)	Predecessor Plans. As used herein, “Predecessor Plans” means Titan’s 1993 Stock Option Plan, 1995 Stock Option Plan and 1998 Stock Option Plan, each as may have been amended through and including the Effective Date.

(g)	Retirement. As used herein, “Retirement” means the termination of employment of an Optionee over the age of 62 with at least 10 years of continuous service to the Company.

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PROXY

TITAN PHARMACEUTICALS, INC.
ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Dr. Louis R. Bucalo or Sunil Bhonsle as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 15, 2002 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	Election of Directors
FOR all nominees listed below [_]	WITHHOLDING AUTHORITY [_]
(except as marked to the contrary below)	to vote for all nominees listed below

Louis R. Bucalo, M.D., Ernst-Günter Afting, M.D., Ph.D., Victor J. Bauer, Ph.D., Eurelio M. Cavalier, Michael K. Hsu, Hubert E. Huckel, M.D., M. David MacFarlane, Ph.D., Ley S. Smith and Konrad M. Weis, Ph.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.	Approval and ratification of the 2002 Stock Option Plan

FOR [_]	AGAINST [_]	ABSTAIN [_]

3.	Approval of the appointment of Ernst & Young LLP as independent auditors.

FOR [_]	AGAINST [_]	ABSTAIN [_]

     The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees, FOR the approval and ratification of the 2002 Stock Option Plan and FOR the approval of the appointment of Ernst &Young LLP as the independent auditors of the Company.

     If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Dated:_________________________, 2002 ______________________________________ (Signature) ______________________________________ (Signature)

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, pleae give full title. Plus note any changes in your address alongside the address as it appears in the proxy.)